SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   March 17, 1998
                                                       -------------------
                             PS Business Parks, Inc.
                     ----------------------------------
           (Exact name of registrant as specified in its charter)

         California                   1-10709          95-4300881
      --------------------           ----------       ---------------
     (State or other juris-        (Commission      (IRS Employer
      diction of incorporation)     File Number)     Identification No.)

      701 Western Avenue, Glendale, California          91201-2397
      -------------------------------------------------------------------
     (Address of principal executive office)          (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          ----------------

                       Public Storage Properties XI, Inc.
         -----------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

         On March 17, 1998, American Office Park Properties, Inc. ("AOPP") merged into the Registrant (the "Merger") pursuant to an Amended and Restated Agreement and Plan of Reorganization dated as of December 17, 1997 among the Registrant, AOPP and Public Storage, Inc. ("PSI"). In connection with the Merger, (i) of the 1,819,937 outstanding shares of the Registrant's Common Stock

Series A, based upon elections made by the shareholders, 106,155 shares were converted into $2,176,177.50 in cash (at the rate of $20.50 per share) and 1,713,782 shares continue to be owned by the shareholders, (ii) of the 707,071 shares of the Registrant's Common Stock Series B and Common Stock Series C, 47,824 shares of Common Stock Series C were cancelled prior to the Merger, and 659,247 shares of Common Stock Series B and C were converted into 569,656 shares of the Registrant's Common Stock Series A (at the rate of 0.8641 shares of Common Stock Series A per share of Common Stock Series B and C), (iii) 11,737,527 shares of the Registrant's Common Stock Series A were issued to the holders of AOPP common stock (at the rate of 1.18 shares of the Registrant's Common Stock Series A per share of AOPP common stock, (iv) the Registrant changed its name from Public Storage Properties XI, Inc. to PS Business Parks, Inc., (v) the Registrant's Common Stock Series A was reconstituted as Common Stock and (vi) the Registrant became the general partner of American Office Park Properties, L.P., a California limited partnership (the "Operating Partnership"), which changed its name to PS Business Parks, L.P. Concurrently with the Merger, the Registrant exchanged 13 predominantly mini-warehouse properties for 11 commercial properties owned by PSI. After the Merger, the Registrant has 14,020,965 shares of Common Stock issued, with approximately an additional 7,438,000 shares reserved for issuance upon conversion of partnership interests of the Operating Partnership into shares of Common Stock of the Registrant.

Item 5.   Other Events.
          -------------

Directors and Executive Officers After the Merger
-------------------------------------------------
         Set forth below is information regarding the current directors and executive officers of the Registrant:

         Name                                 Positions
         ----                                 ---------

     Ronald L. Havner, Jr.               Chairman of the Board, Chief Executive
                                         Officer, President, Chief Financial
                                         Officer and Secretary

     Mary Jayne Howard                   Executive Vice President

     Harvey Lenkin                       Director

     Vern O. Curtis                      Director

     Arthur M. Friedman                  Director

     James H. Kropp                      Director

     Alan K. Pribble                     Director

     Jack D. Steele                      Director

         Ronald L. Havner, Jr., age 40, a certified public accountant, became a director of the Registrant on March 16, 1998 and became Chairman, Chief Executive Officer, President, Chief Financial Officer and Secretary of the Registrant on March 17, 1998. Mr. Havner was Chairman, Chief Executive Officer, President, Chief Financial Officer and Secretary of AOPP from December 1996

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until March 17, 1998. He was Senior Vice President and Chief Financial Officer
of PSI and Vice President of the Registrant and certain other REITs affiliated with PSI until December 1996.

         Mary Jayne Howard, 52 years old, became Executive Vice President of the Registrant on March 17, 1998 with overall responsibility for property operations. She was a senior officer of AOPP from December 1985 until March 17, 1998 with overall responsibility for property operations and was a Senior Vice President of PSI from November 1995 until December 1996.

         Harvey Lenkin, age 61, became a director of the Registrant on March 16, 1998 and was President of the Registrant from its inception in 1990 until March 16, 1998. Mr. Lenkin has been employed by PSI for 20 years and has been President and a director of PSI since November 1991. He was a director of AOPP from December 1997 until March 17, 1998. He has been President since 1990 of Public Storage Properties XX, Inc. ("PSP20"), a REIT affiliated with PSI. From 1989-90 until the respective dates of merger, Mr. Lenkin was President of 17 affiliated REITs that were merged into PSI between September 1994 and June 1997 (the "Merged Public Storage REITs"), and he was also a director of one of the Merged Public Storage REITs. Mr. Lenkin is a director of the National Association of Real Estate Investment Trusts (NAREIT).

         Vern O. Curtis, age 63, Chairman of the Audit Committee, is a private investor. Mr. Curtis has been a director of the Registrant since its inception in 1990. Mr. Curtis has also been a director of PSP20 since 1990. Mr. Curtis is also a director of the Pimco Funds, Pimco Commercial Mortgage Securities Trust, Inc. and Fresh Choice, Inc. From 1989-90 until the respective dates of merger, he was a director of the Merged Public Storage REITs. Mr. Curtis was Dean of Business School of Chapman College from 1988 to 1990 and President and Chief Executive Officer of Denny's, Inc. from 1980 to 1987.

         Arthur M. Friedman, age 61, a member of the Audit Committee, became a director of the Registrant on March 16, 1998. Mr. Friedman, a certified public accountant, has been an independent business and tax consultant since September 1995. He was a partner of Arthur Andersen from 1968 until August 1995. During his 38-year career in public accounting, he specialized in tax consultation. He was a member of the Andersen Board of Partners from 1980-1988.

         James H. Kropp, age 48, became a director of the Registrant on March 16, 1998. Mr. Kropp has been Director of Investment Management and Banking of Christopher Weil & Company, Inc. ("CWC"), a securities broker-dealer and registered investment adviser, since April 1995. CWC has rendered, and is expected to continue to render, financial advisory and securities brokerage services for PSI and its affiliates. Mr. Kropp was a director of AOPP from December 1996 until December 1997. From July 1994 to November 1994, he was Executive Vice President and Chief Financial Officer of Hospitality Investment Trust, a REIT. From 1989 to July 1994, he was Managing Director of MECA Associates USA, a real estate advisory and asset management company serving institutional property owners.

         Alan K. Pribble, age 55, became a director of the Registrant on March 16, 1998. He has been an independent business consultant since June 1997. Mr. Pribble was employed by Wells Fargo Bank, N.A. for 30 years until June 1997. He was a Senior Vice President of Wells Fargo from 1984 until June 1997. In 1992, Mr. Pribble opened a commercial finance division for Wells Fargo and was involved in its operations until June 1997. From 1988 until 1992, he was a

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Senior Vice  President  and  Regional  Manager,  and from 1984 until  1988,  Mr.
Pribble was a Senior Credit Officer, for Wells Fargo.

         Jack D. Steele, age 74, a member of the Audit Committee, has been a director of the Registrant since its inception in 1990. Mr. Steele has also been a director of PSP20 since 1990. He is also a director of M.C. Gill and CRG Compensation Resource Group. Mr. Steele is a business consultant. From 1989-90 until the respective dates of merger, he was a director of the Merged Public Storage REITs. Mr. Steele was Chairman - Board Services of Korn/Ferry International from 1986 to 1988 and Dean of School of Business and Professor at the University of Southern California from 1975 to 1986.

Compensation of Directors After the Merger
------------------------------------------
         Each of the Registrant's directors, other than Ronald L. Havner, Jr., receives directors' fees of $10,000 per year plus $200 for each meeting attended. In addition, each of the members of the Audit Committee receives $100 for each meeting of the Audit Committee attended. Directors who are not officers or employees of the Registrant ("Outside Directors") also receive automatic grants of options under the 1997 Stock Option and Incentive Plan (the "Plan"), and Ronald L. Havner, Jr. is eligible to receive discretionary grants of options and/or restricted stock thereunder. Under the Plan, (i) on March 16, 1998, following the Registrant's annual meeting of shareholders, each Outside Director was automatically granted a non-qualified option to purchase 5,000 shares of the Registrant's Common Stock and (ii) thereafter, each new Outside Director will, upon the date of his or her initial election to serve as an Outside Director, automatically be granted a non-qualified option to purchase 5,000 shares of the Registrant's Common Stock. In addition, after each subsequent annual meeting of shareholders, each Outside Director then duly elected and serving will automatically be granted, as of the date of such annual meeting, a non-qualified option to purchase 1,000 shares of the Registrant's Common Stock.

Compensation of Executive Officers After the Merger
---------------------------------------------------
         After the Merger, the Registrant pays annual base compensation of its executive officers as follows: Ronald L. Havner, Jr. ($185,000) and Mary Jayne Howard ($165,000). In addition to these minimum annual salaries, the executive officers receive discretionary bonuses and discretionary awards under the Plan.

         Employment Agreements. In December 1997, Ronald L. Havner, Jr. and Mary Jayne Howard each entered into an employment agreement with AOPP, which agreements were assumed by the Registrant in the Merger. Mr. Havner's employment agreement is for a term of two years and provides for an annual base salary of $185,000 and a discretionary annual bonus. Ms. Howard's employment agreement is for a term of one year and provides for an annual base salary of $165,000 and a discretionary annual bonus. The agreements include provisions restricting Mr. Havner and Ms. Howard from competing with the Registrant during employment. In the event of termination of an agreement by the Registrant without cause, termination by the employee with cause or a merger or consolidation in which the Registrant is not the surviving corporation, or a transfer of all or substantially all of the assets of the Registrant (other than the Merger or any other merger approved by Mr. Havner in which the agreement is assumed by the surviving corporation), each agreement provides for the following payments: (i) the present value of the employee's annual base salary for the remainder of the term of the agreement (based on a discount rate of 5%), (ii) a prorated portion of the employee's last annual bonus, but in no event less than the employee's

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

annual base salary and (iii) the acceleration of the vesting of the employee's stock options so that all of the employee's outstanding stock options will be exercisable during a specified period.

Security Ownership of Certain Beneficial Owners After the Merger
----------------------------------------------------------------
         The following table sets forth information as of the date indicated with respect to the persons known to the Registrant to be the beneficial owners of more than 5% of the outstanding shares of the Registrant's Common Stock:

                                         Shares of Common Stock
                                         Beneficially Owned
                                         ---------------------------------
Name and Address                         Number of Shares          Percent
----------------                         ----------------          -------
PSI, PS Texas Holdings, Ltd.,
  PS GPT Properties, Inc.                   4,914,428               35.1%
701 Western Avenue
Glendale, California 91201-2397(1)

Acquiport Two Corporation                   5,289,765               37.7%
c/o Heitman Capital Management
  Corporation
180 North LaSalle Street
Chicago, Illinois 60601,
New York State Common Retirement Fund
633 Third Avenue, 31st Floor
New York, New York 10017-6754(2)

---------------

(1) This information is as of March 17, 1998. The reporting persons listed above have filed a joint Schedule 13D, amended as of March 17, 1998. The 4,914,428 shares of Common Stock beneficially owned by the reporting persons include (i) 4,533,367 shares as to which PSI has sole voting and dispositive power, (ii) 114,355 shares which PSI has an option to acquire (together with other securities) from B. Wayne Hughes as trustee of the B.W. Hughes Living Trust and as to which PSI has sole voting power (pursuant to an irrevocable proxy) and no dispositive power and (iii) 266,706 shares held of record by PS Texas Holdings, Ltd., a Texas limited partnership, as to which (a) PS GPT Properties, Inc., the sole general partner of PS Texas Holdings, Ltd. and a wholly-owned subsidiary of PSI, and (b) PSI, share voting and dispositive power.

(2) This information is as of March 17, 1998. The reporting persons listed above have filed a joint Schedule 13D dated March 17, 1998. The 5,289,765 shares of Common Stock beneficially owned by the reporting persons are held of record by Acquiport Two Corporation. New York State Common Retirement Fund, as the sole stockholder of Acquiport Two Corporation, shares voting and dispositive power with respect to the 5,289,765 shares.

Security Ownership of Management After the Merger
-------------------------------------------------
         The following table sets forth information as of March 24, 1998 concerning the beneficial ownership of the Registrant's Common Stock of each director of the Registrant, B. Wayne Hughes (who was the Registrant's chief executive officer on December 31, 1997) and all directors and executive officers as a group:

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

                                         Shares of Common Stock:
                                         Beneficially Owned (1)
                                         Shares Subject to Options (2)
                                         ---------------------------------
Name                                     Number of Shares          Percent
----                                     ----------------          -------

Ronald L. Havner, Jr.                       71,448(1)(3)              0.5%
                                            25,945(2)                 0.2%
                                            ------                    ----
                                            97,393                    0.7%

Harvey Lenkin                                   60(1)(4)                *
                                             3,995(2)                   *
                                            ------                     --
                                             4,055                      *

Vern O. Curtis                               2,000(1)                   *

Arthur M. Friedman                             100(1)(5)                *

James H. Kropp                               8,391(1)(6)                *

Alan K. Pribble                              2,000(1)                   *

Jack D. Steele                               1,100(1)(7)                *

B. Wayne Hughes                            114,355(1)(8)              0.8%

All Directors and Executive Officers
  as a Group (eight persons)                85,159(1)(3)(4)           0.6%
                                                  (5)(6)(7)(8)
                                            45,922(2)                 0.3%
                                           -------                    ----
                                           131,081                    0.9%

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*   Less than 0.1%.

(1) Shares of Common Stock beneficially owned as of March 24, 1998. Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(2) Represents vested portion as of March 24, 1998, and portion of which will be vested within 60 days of March 24, 1998, of shares of Common Stock subject to options under the Plan which were assumed by the Registrant in the Merger.

(3) Includes 500 shares held by a custodian of an IRA for Mrs. Havner as to which she has investment power.

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

(4) Includes 30 shares held by Mrs. Lenkin as to which she has investment power.

(5) Shares held by Mr. Friedman as trustee of Friedman Living Trust.

(6) Shares held by a custodian of an IRA for Mr. Kropp as to which he has investment power.

(7) Shares held by a custodian of a simplified employee pension for Mr. Steele as to which he has investment power.

(8) Shares owned by B. Wayne Hughes as trustee of the B.W. Hughes Living Trust as to Mr. Hughes has sole dispositive power and no voting power; PSI has an option to acquire these shares and an irrevocable proxy to vote these shares.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a)  Financial Statements.

               AOPP Pro Forma Consolidated Financial Statements. Filed with Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

          (b)  Exhibits.

               2.1 Amended and Restated Agreement and Plan of Reorganization among Registrant, AOPP and PSI dated as of December 17, 1997. Filed with Registrant's Registration Statement No. 333-45405 and incorporated herein by reference.

               3.1 Restated Articles of Incorporation. Filed herewith.

               3.2 Restated Bylaws. Filed herewith.

               *10.1 Registrant's 1997 Stock Option and Incentive Plan. Filed with Registrant's Registration Statement No. 333-48313 and incorporated herein by reference.

               10.2 Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership. Filed with Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

               **10.3 Employment Agreement between AOPP and Ronald L. Havner, Jr. dated as of December 23, 1997. Filed with Registrant's Registration Statement No. 333-45405 and incorporated herein by reference.

               **10.4 Employment Agreement between AOPP and Mary Jayne Howard dated as of December 23, 1997. Filed with Registrant's Registration Statement No. 333-45405 and incorporated herein by reference.

               ---------------
                * Compensatory benefit plan.

               ** Management contract.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PS BUSINESS PARKS, INC.


                                       By:  /S/ DAVID GOLDBERG
                                            ------------------------------
                                            David Goldberg
                                            Vice President

Date:  April 1, 1998


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